MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.




FUND LOGO




Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield New Jersey Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.882 per share income dividends, which included earned and unpaid dividends of $0.083. This represents a net annualized yield of 5.52%, based on a month-end per share net asset value of $15.96. Over the same period, the total investment return on the Fund's Common Stock was +9.07%, based on a change in per share net asset value from $15.49 to $15.96, and assuming reinvestment of $0.877 per share income dividends and $0.019 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.44%, based on a change in per share net asset value from $15.41 to $15.96, and assuming reinvestment of $0.433 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.59%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
As a result of our efforts to move from a neutral to a more constructive market strategy, the Fund generated a competitive return for the six months ended October 31, 1998. The shift in our outlook evolved early in the period as the prospect of escalating global economic and financial market turmoil set the stage for sharply lower interest rates.

Much of the activity reflecting this shift centered around a reduction in the Fund's exposure to bonds possessing minimal call protection. Most of these securities were issued in a higher interest rate environment and, consequently, we sold them at substantial premiums to face value. We invested the proceeds from these sales in high-quality issues that are well protected from early redemption and are likely to perform well as interest rates decline. Through these restructuring efforts, the Fund is better positioned to withstand the probable onslaught of municipal bond redemptions as issuers reap the benefits of refinancing outstanding debt. We believe that this active approach to managing the Fund's average call protection is likely to provide a more stable dividend over time.

However, throughout the past six months, the technical constraints of the New Jersey municipal market hampered our ability to carry out our restructuring strategy in a timely manner. While new-issue volume across the country rose more than 15% during the period as compared to levels for the same six-month period a year ago, there was a 25% decline in a similar measure of New Jersey issuance. Furthermore, investor demand accelerated, thereby increasing competition for an already shrinking supply of bonds.

Leverage continues to benefit the Fund's Common Stock shareholders, as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term municipal bonds. In fact, borrowing costs actually declined with the general move toward lower short-term interest rates brought on by the recent shift toward easier monetary policy. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



December 4, 1998



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield New Jersey Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:


                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:   Edward H. Meyer                 8,050,732                      229,227
                                             Jack B. Sunderland              8,061,990                      217,969
                                             J. Thomas Touchton              8,064,590                      215,369
                                             Fred G. Weiss                   8,067,824                      212,135
                                             Arthur Zeikel                   8,061,378                      218,581

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         8,049,328       115,262        115,369


During the six-month period ended October 31, 1998, MuniYield New Jersey Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:   Donald Cecil                      1,975                          155
                                             M. Colyer Crum                    1,975                          155
                                             Edwards H. Meyer                  1,975                          155
                                             Jack B. Sunderland                1,975                          155
                                             J. Thomas Touchton                1,975                          155
                                             Fred G. Weiss                     1,975                          155
                                             Arthur Zeikel                     1,975                          155

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                    2,011           104             14



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's    Face                                                                                          Value
Ratings Ratings   Amount                                    Issue                                              (Note 1a)

New Jersey--100.7%
AAA     Aaa      $6,600   Atlantic City, New Jersey, Board of Education, GO, UT, 6.15% due
                          12/01/2002 (d)(f)                                                                    $   7,325

AAA     Aaa       6,000   Bergen County, New Jersey, Utilities Authority, Water PCR, Series A,
                          6.50% due 6/15/2002 (b)(f)                                                               6,674

AAA     Aaa       4,875   Cape May County, New Jersey, Industrial Pollution Control Financing
                          Authority Revenue Bonds (Atlantic City Electric Company Project), AMT,
                          Series A, 7.20% due 11/01/2029 (c)                                                       5,649

AAA     Aaa       3,010   Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)              3,432

                          East Orange, New Jersey, Board of Education, COP, GO (AGH Leasing Inc.)(e):
AAA     Aaa       1,000     5.22%** due 8/01/2014                                                                    472
AAA     Aaa       1,045     5.25%** due 2/01/2017                                                                    426
AAA     Aaa       1,000     5.30%** due 2/01/2024                                                                    283
AAA     Aaa       2,845     5.28%** due 8/01/2024                                                                    786
AAA     Aaa       1,845     5.36%** due 8/01/2027                                                                    437
AAA     Aaa       2,850     5.38%** due 2/01/2028                                                                    659

                          Essex County, New Jersey, Improvement Authority Revenue Bonds (f):
AAA     Aaa       2,800     (Irvington Township School District), 6.625% due 10/01/2002 (e)                        3,146
AAA     Aaa       2,245     (Orange Township School District), UT, Series B, 6.95% due 7/01/2005 (c)               2,667
AAA     Aaa       1,120     (Parking Facility), 6.20% due 7/01/2002 (c)                                            1,226

AAA     Aaa       3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue Refunding
                          Bonds, 6.20% due 8/01/2019 (c)                                                           3,975

AAA     Aaa       7,600   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due
                          12/01/2021 (c)                                                                           8,302

AAA     NR*       4,625   Hudson County, New Jersey, Improvement Authority Facility, Lease Revenue Bonds,
                          RIB, Series 34, 7.285% due 10/01/2024 (b)(g)                                             4,992

AAA     Aaa       4,750   Jersey City, New Jersey, Sewer Authority, Revenue Refunding Bonds, 6.25% due
                          1/01/2014 (d)                                                                            5,565

                          Metuchen, New Jersey, School District, GO, UT (b):
AAA     Aaa       1,010     5.15% due 9/15/2020                                                                    1,023
AAA     Aaa       1,065     5.20% due 9/15/2021                                                                    1,081

NR*     NR*       5,750   Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                          Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                                    6,268

AAA     Aaa       1,735   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Refunding Bonds,
                          Series A, 5.25% due 12/01/2011 (b)                                                       1,851



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's    Face                                                                                         Value
Ratings Ratings   Amount                                    Issue                                             (Note 1a)

New Jersey (continued)
AAA     Aaa      $2,305   New Jersey EDA, Educational Testing Services Revenue Bonds, Series B, 6.125%
                          due 5/15/2015 (c)                                                                    $   2,564

                          New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village):
BBB-    NR*       1,700     5.50% due 1/01/2018                                                                    1,715
AAA     Aaa       2,000     4.75% due 5/15/2018                                                                    1,960

                          New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corp.),
                          Series A:
AAA     Aaa       4,500     6.35% due 10/01/2022 (d)                                                               5,060
AAA     Aaa       1,975     AMT, 5.70% due 6/01/2032 (c)                                                           2,089

                          New Jersey EDA, Revenue Bonds:
BBB-    NR*       2,000     Refunding (First Mortgage--Fellowship Village), Series A, 5.50% due
                            1/01/2025                                                                              2,011
NR*     Aaa       3,800     Refunding (Hillcrest Health Services System Project), 5.07%** due
                            1/01/2018 (d)                                                                          1,472
AAA     Aaa       2,835     Refunding (RJW Health Care Corporation), 6.50% due 7/01/2024 (e)                       3,190
AAA     Aaa       1,150     (State Contract Economic Recovery), Series A, 6% due 3/15/2021 (e)                     1,249

                          New Jersey EDA, Revenue Bonds (Saint Barnabas Project)(c):
NR*     Aaa       5,195     5.60%** due 7/01/2020                                                                  1,767
NR*     Aaa       6,665     5.60%** due 7/01/2021                                                                  2,151

                          New Jersey EDA, Water Facilities Revenue Bonds, AMT:
AAA     Aaa       2,000     (American Water Co., Inc.), Series B, 5.375% due 5/01/2032                             2,058
A1+     Aaa       1,600     Refunding (United Water of New Jersey, Inc. Project), VRDN, Series A,
                            3.65% due 11/02/2026 (a)(d)                                                            1,600

AAA     Aaa       2,500   New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT, Series 34,
                          6.92% due 5/01/2032 (g)                                                                  2,640

                          New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA     Aaa       6,355     (Holy Name Hospital), Series B, 6.75% due 7/01/2000 (d)(f)                             6,693
AAA     Aaa       5,445     (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                       5,885
BBB     Baa2      1,200     Refunding (Englewood Hospital and Medical Center), 6.70% due 7/01/2015                 1,320
AAA     Aaa       3,685     Refunding (Hackensack University Medical Center), 6.625% due 7/01/2001 (b)(f)          4,032
BBB+    NR*       3,500     Refunding (Holy Name Hospital), 6% due 7/01/2025                                       3,693
BBB     Baa2      4,000     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                4,241

                          New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding
                          Bonds (Convention Center), Series A (c):
AAA     Aaa       2,000     6.60% due 7/01/2015                                                                    2,210
AAA     Aaa       8,630     6.25% due 7/01/2020                                                                    9,451

                          New Jersey State Educational Facilities Authority Revenue Bonds:
AA+     Aaa       1,990     (Institute of Advanced Study), Series G, 5% due 7/01/2018                              2,000
AAA     Aaa       2,465     Refunding (Seton Hall University Project), 5.25% due 7/01/2014 (d)                     2,561

NR*     Aaa       5,000   New Jersey State Higher Education Assistance Authority, Student Loan
                          Revenue Bonds, RIB, AMT, Series 18, 6.935% due 6/01/2017 (g)                             5,086

                          New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                          Bonds, AMT (c):
AAA     Aaa       3,520     Series M, 7% due 10/01/2026                                                            3,850
AAA     Aaa       1,300     Series X, 5.35% due 4/01/2029                                                          1,311

AAA     Aaa       4,750   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                          Refunding Bonds, Series A, 6.05% due 11/01/2020 (d)                                      5,072

AAA     Aaa       5,350   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                          Incorporated), 6.50% due 10/01/2016 (e)                                                  6,236

AAA     Aaa       1,000   New Jersey State Transportation Trust Fund Authority, Refunding (Transportation
                          System), Series A, 5% due 6/15/2015 (c)                                                  1,014



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (IN THOUSANDS)
S&P     Moody's    Face                                                                                         Value
Ratings Ratings   Amount                                    Issue                                             (Note 1a)

New Jersey (concluded)
AAA     Aaa      $3,490   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                          Series A, 6.40% due 12/15/2002 (b)(f)                                                 $  3,909

AAA     Aaa       1,115   Perth Amboy, New Jersey, Board of Education, Revenue Refunding Bonds, UT,
                          5.25% due 8/01/2011 (c)                                                                  1,191

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-     A1        1,000     93rd Series, 6.125% due 6/01/2094                                                      1,173
AAA     Aaa       2,535     104th Series, 3rd Installment, 4.75% due 1/15/2026 (d)                                 2,445
AAA     Aaa       3,500     AMT, 96th Series, 6.60% due 10/01/2023 (b)                                             3,934
AAA     Aaa       4,000     Refunding, AMT, UT, 97th Series, 6.65% due 1/15/2023 (b)                               4,514

AAA     Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.885%
                          due 1/15/2017 (e)(g)                                                                     4,693

                          Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN (a):
A1+     VMIG1++     400     AMT, Series 6, 3.80% due 12/01/2017                                                      400
A1+     VMIG1++   1,200     Series 2, 3.70% due 5/01/2019                                                          1,200
A1+     VMIG1++     700     Series 3, 3.70% due 6/01/2020                                                            700
A1+     VMIG1++   1,400     Series 5, 3.70% due 8/01/2024                                                          1,400

AAA     Aaa       1,180   South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40% due
                          8/01/2005 (b)(f)                                                                         1,348

AAA     Aaa       3,440   Union County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding
                          Bonds, RIB, AMT, Series 38, 6.92% due 6/01/2020 (g)                                      3,651

Total Investments (Cost--$178,069)--100.7%                                                                       192,978

Liabilities in Excess of Other Assets--(0.7%)                                                                     (1,400)
                                                                                                                --------
Net Assets--100.0%                                                                                              $191,578
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at October 31, 1998.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
  *Not Rated.
 **Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             87.3%
AA/Aa                                0.6
BBB/Baa                              6.8
NR(Not Rated)                        3.3
Other++                              2.7

[FN]
++Temporary investments in short-term securities.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$178,068,944) (Note 1a)                         $192,978,066
                    Cash                                                                                          33,274
                    Interest receivable                                                                        3,245,465
                    Prepaid expenses and other assets                                                              7,523
                                                                                                            ------------
                    Total assets                                                                             196,264,328
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  4,438,238
                      Investment adviser (Note 2)                                                84,360
                      Distribution payable to shareholders (Note 1e)                             57,187        4,579,785
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       106,144
                                                                                                            ------------
                    Total liabilities                                                                          4,685,929
                                                                                                            ------------

Net Assets:         Net assets                                                                              $191,578,399
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,240 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 56,000,000
                      Common Stock, par value $.10 per share (8,493,902 shares
                      issued and outstanding)                                              $    849,390
                    Paid-in capital in excess of par                                        118,841,877
                    Undistributed investment income--net                                      1,163,601
                    Accumulated realized capital losses on investments--net                    (185,591)
                    Unrealized appreciation on investments--net                              14,909,122
                                                                                           ------------
                    Total--Equivalent to $15.96 net asset value per share of
                    Common Stock (market price--$16.75)                                                      135,578,399
                                                                                                            ------------
                    Total capital                                                                           $191,578,399
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                     For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 10,677,835
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    940,227
                    Commission fees (Note 4)                                                    141,994
                    Professional fees                                                            78,087
                    Accounting services (Note 2)                                                 65,044
                    Transfer agent fees                                                          32,527
                    Directors' fees and expenses                                                 26,119
                    Listing fees                                                                 16,536
                    Printing and shareholder reports                                             14,435
                    Custodian fees                                                               12,061
                    Pricing fees                                                                  9,447
                    Other                                                                        12,406
                                                                                           ------------
                    Total expenses                                                                             1,348,883
                                                                                                            ------------
                    Investment income--net                                                                     9,328,952
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,419,720
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      1,783,953
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $ 13,532,625
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  9,328,952     $  9,390,341
                    Realized gain on investments--net                                         2,419,720          608,732
                    Change in unrealized appreciation on investments--net                     1,783,953        2,470,278
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,532,625       12,469,351
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,378,943)      (7,549,301)
Shareholders          Preferred Stock                                                        (1,713,847)      (1,727,530)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (173,351)              --
                      Preferred Stock                                                          (262,640)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,528,781)      (9,276,831)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               1,806,843        1,627,040
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              5,810,687        4,819,560
                    Beginning of year                                                       185,767,712      180,948,152
                                                                                           ------------     ------------
                    End of year*                                                           $191,578,399     $185,767,712
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  1,163,601     $    925,300
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996     1995       1994
Per Share           Net asset value, beginning of year                $  15.49   $  15.10  $  15.12  $  13.60   $  16.30
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.11       1.13      1.12      1.13       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                       .49        .38      (.03)     1.52      (2.67)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.60       1.51      1.09      2.65      (1.54)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.91)     (.88)     (.87)      (.93)
                      Realized gain on investments--net                   (.02)        --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.90)      (.91)     (.88)     (.87)      (.96)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.20)      (.21)     (.23)     (.26)      (.19)
                        Realized gain on investments--net                 (.03)        --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.23)      (.21)     (.23)     (.26)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.96   $  15.49  $  15.10  $  15.12   $  13.60
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.75   $15.8125  $  14.75  $ 14.125   $  11.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     12.13%     13.77%    10.93%    33.88%    (27.05%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   9.07%      8.87%     6.09%    18.55%    (10.73%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%       .72%      .72%      .72%       .75%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.96%      5.12%     5.13%     5.36%      5.14%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of year
Data:               (in thousands)                                    $135,578   $129,768  $124,948  $124,639   $112,110
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  46.23%     26.16%    37.08%    39.36%     21.47%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,421   $  3,317  $  3,231  $  3,226   $  3,002
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    765   $    771  $    860  $    956   $    708
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,139 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $167 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $89,946,018 and $85,118,791, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments              $2,419,720    $14,909,122
                                   ----------    -----------
Total                              $2,419,720    $14,909,122
                                   ==========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $14,909,122, of which $14,909,129 related to appreciated securities and $7 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $178,068,944.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 and the year ended October 31, 1997 increased by 114,706 and 105,792, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.15%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $95,371 as commissions.


5. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.082901 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.




MuniYield New Jersey Insured Fund, Inc.
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1998, the related statement of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. at October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 4, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                 Payable             Ordinary         Long-Term
                                                   Date               Income        Capital Gains
Common Stock Shareholders                        12/30/97              $ .001491       $  .019165*

Preferred Stock Shareholders:                    11/24/97              $1.26           $16.18*
                                                 10/13/98               --             $31.95**
                                                 10/19/98               --             $23.28**
                                                 10/26/98               --             $19.05**

 *Of this distribution, 43.99% is subject to the 28% tax rate and
  56.01% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1998



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MJI